UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Acorn HoldCo, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K is being filed for the purpose of establishing ADTRAN Holdings, Inc. (f/k/a Acorn HoldCo, Inc.), a Delaware corporation (the “Company”), as the successor issuer to ADTRAN, Inc., a Delaware corporation (“ADTRAN”), pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events which are required to be disclosed on Form 8-K with respect to ADTRAN as of the Merger Closing Date (as defined below) and the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 8, 2022 (the “Merger Closing Date”), Acorn MergeCo, Inc., a Delaware corporation and wholly-owned direct subsidiary of the Company (“Merger Sub”), merged with and into ADTRAN, with ADTRAN surviving the merger as a wholly-owned direct subsidiary of the Company (the “Merger”), pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated as of August 30, 2021, by and among the Company, ADTRAN, ADVA Optical Networking SE, a company organized and existing under the laws of Germany (“ADVA”), and Merger Sub. Under the terms of the Business Combination Agreement, upon the consummation of the Exchange Offer (as defined below) ADTRAN will be combining its business with ADVA and ADVA will also become a subsidiary of the Company.

In the Merger, each share of common stock of ADTRAN, par value $0.01 per share (the “ADTRAN Shares”), was converted into the right to receive one share of common stock, par value $0.01 per share, of the Company (the “Company Shares”).

The Company made a public offer to exchange each issued and outstanding no-par value bearer share of ADVA, pursuant to which each ADVA share tendered and accepted for exchange would be exchanged for 0.8244 shares of common stock of the Company (the “Exchange Offer”). The acceptance period for the Exchange Offer ended on February 14, 2022, and on July 6, 2022, the Company announced that all special offer conditions to consummation of the Exchange Offer have been satisfied. The Exchange Offer is expected to settle on or about July 15, 2022 (the “Exchange Offer Settlement Date”).

The issuance of Company Shares in connection with the Merger and the Exchange Offer (collectively, the “Transaction”) was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (the “Registration Statement”) (File No. 333-259251), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2021, and which included a proxy statement of ADTRAN in connection with the special meeting of the stockholders of ADTRAN to consider and vote on a proposal to adopt the Business Combination Agreement that also constituted a prospectus for the Company (the “Proxy Statement/Prospectus”).

ADTRAN’s stockholders approved the Merger at ADTRAN’s special meeting held on January 6, 2022, at which approximately 85% of the total issued and outstanding ADTRAN Shares were voted to approve the Transaction, representing approximately 99% of the total votes cast at the special meeting on this proposal. The tender period for the Exchange Offer expired on January 26, 2022. The additional acceptance period started on February 1, 2022 and ended on February 14, 2022, with a total of 33,957,538 ADVA Shares validly tendered from the start of the tender period through the end of the additional acceptance period, which corresponds to an acceptance rate of approximately 65.43% of the share capital of ADVA as of July 7, 2022.

The foregoing description of the Business Combination Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to this Form 8-K and incorporated herein by reference, and the disclosures regarding the Business Combination Agreement and the Transaction in the Proxy Statement/Prospectus.

Pursuant to Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to ADTRAN. The Company Shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The Company Shares were approved for listing on the Nasdaq Global Select Market (“Nasdaq”) and will trade under the symbol “ADTN”. The Company Shares are expected to be approved for listing on the regulated market segment (regulierter Markt) of the Frankfurt Stock Exchange (Frankfurter Wertpapierbörse) with simultaneous admission to the sub-segment thereof with additional post-admission obligations (Prime Standard) on or around July 13, 2022 and will trade there under the symbol “QH9”.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to consummation of the Merger, ADTRAN Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on Nasdaq. As a result of the consummation of the Merger, ADTRAN has requested that Nasdaq file a Form 25 to withdraw the ADTRAN Shares from listing on Nasdaq. The ADTRAN Shares are expected to be suspended from trading on Nasdaq as of the close of business (New York time) on the Merger Closing Date. ADTRAN expects to file a Form 15 with the SEC to terminate the registration of the ADTRAN Shares under the Exchange Act and suspend ADTRAN’s reporting obligations under the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Items 2.01, 3.01 and 5.03 of this Form 8-K are incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant

The information set forth in Item 2.01 and Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Board of Directors of the Company

On the Merger Closing Date, Michael K. Foliano resigned from his position as director of the Company and H. Fenwick Huss, Gregory J. McCray, Balan Nair, Jacqueline H. Rice and Kathryn A. Walker were elected to the Board of Directors of the Company (the “Board”) such that the Board is now comprised of these five individuals and Thomas R. Stanton. The Company anticipates that Brian Protiva, Nikos Theodosopoulos and Johanna Hey will be appointed to the Board upon consummation of the Exchange Offer.

The Board has determined that each of H. Fenwick Huss, Gregory J. McCray, Balan Nair, Jacqueline H. Rice, Kathryn A. Walker, Nikos Theodosopoulos and Johanna Hey is an “independent director” under the rules of Nasdaq. Thomas R. Stanton was appointed by the Board as the Chairman of the Board, and the Company anticipates that Brian Protiva will be appointed as Vice Chairman upon his appointment to the Board upon consummation of the Exchange Offer.

In addition, the Board formed an audit committee; a nomination and corporate governance committee; a compensation committee; and an environmental, social and governance committee, which are composed of the following directors:

Audit Committee: H. Fenwick Huss (Chair), Gregory J. McCray and Jacqueline H. Rice.

Nominating and Governance Committee: Jacqueline H. Rice (Chair), H. Fenwick Huss, and Kathryn A. Walker.

Compensation Committee: Kathryn Walker (Chair), H. Fenwick Huss, Gregory J. McCray, and Balan Nair.

Environmental, Social and Governance Committee: Kathryn Walker (Chair) and H. Fenwick Huss.

Executive Officers of the Company

Upon the consummation of the Merger, the following individuals were appointed as the executive officers of the Company:

Name	Position

Thomas R. Stanton	President and Chief Executive Officer and Chairman of the Board

Michael Foliano	Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

James D. Wilson, Jr.	Chief Revenue Officer

Certain biographical and other information of the foregoing individuals is below.

Thomas R. Stanton (Age - 57) was appointed Chief Executive Officer of ADTRAN in September 2005 and named Chairman of the ADTRAN board of directors in 2007. Mr. Stanton joined ADTRAN in 1995 as Vice President of Marketing for the Carrier Networks, or CN, Division. Since that time, he has held a number of senior management positions within the Company, including Senior Vice President and General Manager of the CN Division. Prior to joining ADTRAN, he served as Vice President of Marketing and Engineering at Transcrypt International and held several senior management positions with E. F. Johnson Company. Mr. Stanton has served on the board of directors of a number of technology companies and is a past chairman of the board for both the Federal Reserve Bank of Atlanta’s Birmingham Branch and the Telecommunications Industry Association. He currently serves on the board of the Economic Development Partnership of Alabama and the Huntsville Chamber of Commerce and has served on the board of BancorpSouth Bank (NYSE: BXS) since October 2015. Mr. Stanton holds a Bachelor of Science degree in Computer Engineering from Auburn University. Mr. Stanton has been a member of the ADTRAN board of directors since September 2005. Mr. Stanton has extensive knowledge of all facets of ADTRAN and extensive experience in all aspects of its industry.

Michael Foliano (Age - 61) has served as ADTRAN’s Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary since 2019. Previously, Mr. Foliano served as ADTRAN’s senior Vice President of Operations from 2006 through 2019. Mr. Foliano holds a Bachelor of Science degree in Industrial and Systems Engineering from Ohio University, a Master of Science degree in Industrial Engineering from Purdue University, and a Master of Science degree in Management from Stanford University.

James D. Wilson, Jr. (Age - 52) has served as ADTRAN’s Chief Revenue Officer since August 2019. Mr. Wilson joined ADTRAN in 1998 and previously served as the Senior Vice President of Technology and Strategy, Senior Vice President and General Manager of the Carrier Networks Division, Vice President of Product Marketing, Director of Carrier Networks Product Management, Product Manager and Product Support Engineer. Mr. Wilson holds a Bachelor of Engineering in Electrical Engineering from Vanderbilt University.

ADTRAN

On the Merger Closing Date, H. Fenwick Huss, Gregory McCray, Balan Nair, Jacqueline H. Rice, Kathryn A. Walker, and Thomas Stanton resigned as Directors of ADTRAN. On the same date, Michael Foliano, Dana C. Crim, and James Wilson, Jr. were appointed as the members of ADTRAN’s Board of Directors. Upon consummation of the Merger, Michael Foliano became President of ADTRAN and Dana C. Crim was appointed the Secretary and Treasurer of ADTRAN.

Compensatory Plans

On the Merger Closing Date, the Company assumed all of the obligations of ADTRAN under ADTRAN’s current equity incentive plans, including all outstanding awards thereunder. This included (i) the ADTRAN, Inc. 2020 Employee Stock Incentive Plan, (ii) the ADTRAN, Inc. 2020 Directors Stock Plan, (iii) the ADTRAN, Inc. 2015 Employee Stock Incentive Plan, and (iv) the ADTRAN, Inc. 2006 Employee Stock Incentive Plan (items (i) through (iv), collectively, the “ADTRAN Equity Plans”). Consequently, each ADTRAN restricted stock award, restricted stock unit, performance share unit (“PSU”), and option to purchase shares of ADTRAN common stock outstanding immediately prior to the Merger converted on a one-for-one basis into equivalent rights to receive Company shares (except that the ADTRAN PSUs converted into restricted stock units of the Company at the target performance level, as a result of which the performance conditions were eliminated). The Company has also assumed all unsecured general obligations of ADTRAN to pay deferred compensation under the ADTRAN, Inc. Deferred Compensation Program for Employees and the ADTRAN, Inc. Deferred Compensation Program for Directors.

In addition, the Company agreed to offer holders of ADVA stock options the opportunity to convert such ADVA stock options into the right to acquire a certain number of shares in the Company following the consummation of the Exchange Offer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Merger Closing Date, the Company amended and restated its certificate of incorporation and bylaws, including to change the corporate name set forth therein from “Acorn HoldCo, Inc.” to “ADTRAN Holdings, Inc.” A description of the material terms of the amended and restated certificate of incorporation and the amended and restated bylaws and the Company Shares can be found in the section titled “Description of Acorn Holdco Common Stock” in the Proxy Statement/Prospectus, which was filed by the Company and ADTRAN with the SEC on December 2, 2021 and which section is incorporated by reference into this Item 5.03. The description of the amended and restated certificate of incorporation and the amended and restated bylaws and the Company Shares does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated certificate of incorporation and the amended and restated bylaws, which are attached as Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On July 7, 2022 in connection with the envisaged listing of the Company Shares on the Frankfurt Stock Exchange, the Company published a European Listing Prospectus (the “European Listing Prospectus”). The European Listing Prospectus is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing or this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond ADTRAN and ADVA’s control.

These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed business combination, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward looking statement include, but are not limited to: the expected timing and likelihood of the completion of the contemplated business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the ability to successfully complete the proposed business combination; regulatory or other limitations imposed following the closing of the proposed business combination; the success of the business following the proposed business combination; the ability to successfully integrate the ADTRAN and ADVA businesses; risks related to disruption of management time from ongoing business operations due to the proposed business combination; the risk that the publicity surrounding or consummation of the proposed business combination could have adverse effects on the market price of ADTRAN’s common stock or ADVA’s common shares or the ability of ADTRAN and ADVA to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the Company may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that ADTRAN, ADVA or the post-combination company may not be able to effectively compete, including through product improvements and development; and such other factors as are set forth in ADVA’s annual and interim financial reports made publicly available and ADTRAN’s and the Company’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Forward-Looking Statements” in ADTRAN’s Form 10-K for the fiscal year ended December 31, 2021 and ADTRAN’s Form 10-Q for the quarterly period ended March 31, 2022, which are available via the SEC’s website at https://www.sec.gov.

The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated business combination, are more fully discussed in the proxy statement/prospectus and the offering prospectus that are included in the Registration Statement on Form S-4 that has been filed by the Company with the SEC and in the Offer Document that has been filed by the Company with BaFin and that has been published in connection with the contemplated business combination, as well as in any prospectuses or supplements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than ADTRAN, ADVA or the Company has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to ADTRAN, ADVA and the Company on the date hereof, and each of ADTRAN, ADVA and the Company disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

No.	Description of Document

2.1	Business Combination Agreement, dated August 30, 2021, by and among ADTRAN, Inc., ADTRAN Holdings, Inc. (formerly named Acorn HoldCo, Inc.), Acorn MergeCo, Inc. and ADVA Optical Networking SE (incorporated by reference to Exhibit 2.1 to ADTRAN’s Current Report on Form 8-K filed on August 30, 2021)

3.1	Amended and Restated Certificate of Incorporation of ADTRAN Holdings, Inc.

3.2	Amended and Restated Bylaws of ADTRAN Holdings, Inc.

99.1	European Listing Prospectus

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2022	ADTRAN HOLDINGS, INC.

	By:	/s/ Michael Foliano
	Name:	Michael Foliano
	Title:	Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

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